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                                                                    EXHIBIT 23.1

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


      As independent public accountants, we hereby consent to the use of our reports on the Oncormed, Inc. financial statements and to all references to our firm included in or made a part of this Registration Statement on Form S-4.



                                          ARTHUR ANDERSEN LLP

Washington, D.C.
August 18, 1998